Schedule of Deferred Tax Assets and Liabilities (Details) - USD ($)	Sep. 30, 2025	Sep. 30, 2024	Sep. 30, 2023	Sep. 30, 2022
Deferred tax assets:
Allowance for expected credit losses	$ 73,703	$ 35,022
Total deferred tax assets	73,703	35,022
Deferred tax liabilities:
Depreciation and amortization	(941)	(1,471)
Total deferred tax liabilities	(941)	(1,471)
Deferred tax assets, net	$ 72,762	$ 33,551	$ 10,983	$ 9,401